STRATEGIC PARTNERS ASSET ALLOCATION FUNDS

STRATEGIC PARTNERS STYLE SPECIFIC FUNDS

THE TARGET PORFOLIO TRUST

Supplement dated December 13, 2005
__________________________________________________________

Cris Posada no longer serves as a portfolio manager of the Strategic Partners Conservative Allocation Fund, the Strategic Partners Moderate Allocation Fund and the Strategic Partners Growth Allocation Fund, each a series of Strategic Partners Asset Allocation Funds; the Strategic Partners
Large Capitalization Value Fund, a series of the Strategic Partners Style Specific Funds; and the Large Capitalization Value Portfolio of The Target Portfolio Trust (collectively the Funds). All references in the Funds' prospectus and statement of additional information to Cris Posada are deleted.


MF2005C13